Other Non-Current Assets/Other Non-Current Liabilities	12 Months Ended
Aug. 31, 2018
Other Non Current Assets And Other Non Current Liabilities [Abstract]
Other Non-Current Assets/Other Non-Current Liabilities
12.	OTHER NON-CURRENT ASSETS/ OTHER NON-CURRENT LIABILITIES

Other non-current assets and other non-current liabilities were as follows:

	As of August 31,
	2017	2018
	RMB	RMB
Other non-current assets:
Housing subsidies- non-current*	43,660	—
Deposits	—	1,363
Prepayment for rental- non-current	—	5,933

Total Other non-current assets	43,660	7,296

Other non-current liabilities:
Housing subsidies- non-current*	59,806	7,817
ADR reimbursement**	—	4,654

Total Other non-current liabilities	59,806	12,471

Note*: The Group provides housing subsidies benefit for eligible employees of GCGS. Eligible employees can be entitled for the housing subsidies if they fulfill the following criteria: 1) who awarded as distinguished teachers in five consecutive years or in seven years accumulated; and 2) who continue to be distinguished teachers in next five consecutive years or in seven accumulated years after they fulfill the first criterion. In June 2018, the Group canceled the future provision of such benefit while the employees who were entitled to the subsidy prior to the cancelation are still eligible to claim the payments.

The future housing subsidies expenses to eligible employees were recognized as assets in prior years, and amortized over the remaining tenure of each eligible employee as agreed in respective housing subsidy agreement. Total unamortized expense was RMB 46,395 as of August 31, 2017. The current portion of the unamortized expense for housing subsidies of RMB 2,735 as of August 31, 2017 was included in other receivables, deposits and other assets (Note 5). The remaining non-current unamortized expense of RMB 43,660 as of August 31 2017 was included in other non- current assets. The remaining housing subsidies expenses to eligible employees was nil as of August 31, 2018.

The Group also has a present obligation as a result of such benefit plan and believes that it is more likely than not that an outflow will be required to settle the obligation. Prior to the change to the benefit in 2018, the Group estimates the expenses and related costs on the basis of the probability of the eligibility of GCGS’ employees at 59.9%, the average tenure of 35 years, employees’ turnover rate at 10% and reasonable discount rates at 9%. Total non-current liabilities was RMB 59,806 as of August 31, 2017. The Group estimates the expenses and related costs on the basis of the probability of GCGS’ entitled employees’ claiming for payment rate at 68.3%, taking into consideration of other assumptions including the employees’ turnover rate and historical claiming for payment rate. Total non-current liabilities was RMB 7,817 while the current portion of the obligation of RMB 3,006 which the Group estimate the cost would be paid in next year was included in accrued expenses and other current liabilities (Note 13).

Note**: According to the American Depositary Receipts (the “ADR”) arrangements, the Group will have the right to receive reimbursements after the closing of IPO as a return for using Depositary Bank’s services. All the reimbursements are subject to the compliance of the Group on all terms of the contract, including the non-existence of default conditions stipulated in the contracts. The Group performed detailed assessments over such conditions and deemed the potential for these conditions to materialize to be remote as of August 31, 2018. The reimbursements are recognized over the five-year contract term as other income. RMB 399 and RMB 1,590 was recorded in other income for the year ended August 31, 2017 and August 31, 2018, respectively. RMB 4,654 was recorded in other non-current liabilities as of August 31, 2018 while RMB 1,551 was recorded in accrued expenses and other current liabilities as of current portion (Note 13).